UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 8, 2008

LIHUA INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-52650 (Commission File Number)	14-1961536 (IRS Employer Identification No.)

c/o Lihua Holdings Limited, Houxiang Five-Star Industry District,
Danyang City, Jiangsu Province, PRC.

(Address of principal executive offices and zip code)

+86-511-86317399

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 8, 2008, Mr. Roy Yu submitted his resignation as a director of Lihua International, Inc. (the “Company”) to the Board of Directors effective as of December 8, 2008. There were no disagreements between Mr. Yu and the Company that resulted in his resignation. Mr. Yu will continue to serve as Chief Financial Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIHUA INTERNATIONAL, INC.

By:	/s/ Jianhua Zhu
Name:	Jianhua Zhu
Title:	Chief Executive Officer

Dated: December 11, 2008